UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 9, 2005

PDI, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24249	22-2919486

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Saddle River Executive Centre 1 Route 17 South, Saddle River, NJ		07458

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 258-8450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

          On March 9, 2005, the Company issued a press release announcing its results of operations and financial condition for the fourth quarter and year ending December 31, 2004.  The full text of the press release is set forth as Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(c)           Exhibits

99.1                   Press Release dated March 9, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.
(Registrant)
Date March 10, 2005
	By:	/s/ CHARLES T. SALDARINI

Charles T. Saldarini
Vice Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 9, 2005.